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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 16, 2006
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


             MICHIGAN                     0-16640                38-2606280
             --------                     -------                ----------
   (State or other jurisdiction         Commission            (I.R.S. Employer
of incorporation or organization)       File Number          Identification No.)


                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01
           REGULATION FD DISCLOSURE

           On October 16, 2006, registrant announced results of operations for the quarter ended September 30, 2006, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS

           On October 16, 2006, registrant announced the declaration of a cash dividend, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  EXHIBITS
           99.1  Press Release dated October 16, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               United Bancorp, Inc.
                                               (Registrant)
                                               By:

Date: October 16, 2006                         /S/ Dale L. Chadderdon
                                               ---------------------------------
                                               Dale L. Chadderdon
                                               Executive Vice President and
                                               Chief Financial Officer


                                       2

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                                  EXHIBIT INDEX
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
EXH.
NO.         EXHIBIT
----        -------
99.1        Press Release dated October 16, 2006